2023 Third Quarter Earnings Webcast Enterprise Financial Services Corp Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 3Q23* Capital • Tangible Common Equity/Tangible Assets** 8.51%, compared to 8.65% • Tangible Book Value Per Common Share $31.06, compared to $31.23 • CET1 Ratio 11.2%, compared to 11.1% • Quarterly common stock dividend of $0.25 per share in third quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $44.7 million, down $4.5 million; EPS $1.17 • Net Interest Income $141.6 million, up $0.9 million; NIM 4.33% • PPNR** $65.1 million, down $3.8 million • ROAA 1.26%, compared to 1.44%; PPNR ROAA** 1.84%, compared to 2.02% • ROATCE** 14.49%, compared to 16.53% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 3

Financial Highlights, continued - 3Q23* *Comparisons noted below are to the linked quarter unless otherwise noted. ** Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Loans & Deposits • Loans $10.6 billion, up $104.2 million • Loan/Deposit Ratio 89% • Deposits $11.9 billion, up $290.0 million • Estimated uninsured deposits of $3.4 billion,** or 29% of total deposits • Noninterest-bearing Deposits/Total Deposits 32% Asset Quality • Nonperforming Loans/Loans 0.46% • Nonperforming Assets/Assets 0.40% • Allowance Coverage Ratio 1.34%; 1.47% adjusted for guaranteed loans 4

Areas of Focus Organic Loan and Deposit Growth • Continue Funding Loan Growth with Customer Deposits • Build Franchise Value by Expanding Existing and Acquiring New Relationships Disciplined Loan and Deposit Pricing Maintain Strong Asset Quality Maintain a Strong Balance Sheet Focus on Long-term Earnings Trajectory 5

$9,355 $9,737 $10,012 $10,513 $10,617 3Q22 4Q22 1Q23 2Q23 3Q23 In Millions 13% Total Loan Grow th Loan Trends 6

Loan Details - LTM 3Q23 3Q22 LTM Change C&I $ 2,020 $ 1,781 $ 239 CRE Investor Owned 2,260 2,106 154 CRE Owner Occupied 1,256 1,133 123 SBA loans* 1,309 1,269 40 Sponsor Finance* 888 650 238 Life Insurance Premium Financing* 928 780 148 Tax Credits* 684 508 176 Residential Real Estate 365 382 (17) Construction and Land Development 640 513 127 Other 267 233 34 Total Loans $ 10,617 $ 9,355 $ 1,262 *Specialty loan category. In Millions 7

Loan Details - QTR 3Q23 2Q23 QTR Change C&I $ 2,020 $ 2,029 $ (9) CRE Investor Owned 2,260 2,291 (31) CRE Owner Occupied 1,256 1,209 47 SBA loans* 1,309 1,328 (19) Sponsor Finance* 888 880 8 Life Insurance Premium Financing* 928 912 16 Tax Credits* 684 609 75 Residential Real Estate 365 355 10 Construction and Land Development 640 599 41 Other 267 301 (34) Total Loans $ 10,617 $ 10,513 $ 104 *Specialty loan category. In Millions 8

Loans By Region Specialty Lending $3,241 $3,734 $3,871 3Q22 2Q23 3Q23 In Millions Midwest $3,115 $3,320 $3,260 3Q22 2Q23 3Q23 Southwest $1,161 $1,415 $1,464 3Q22 2Q23 3Q23 Note: Excludes PPP and Other loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,605 $1,743 $1,755 3Q22 2Q23 3Q23 9

Deposit Details - LTM 3Q23 3Q22 LTM Change Noninterest-bearing demand accounts $ 3,852 $ 4,643 $ (791) Interest-bearing demand accounts 2,750 2,271 479 Money market accounts 3,211 2,793 418 Savings accounts 626 824 (198) Certificates of deposit: Brokered 696 129 567 Other 775 398 377 Total Deposits $ 11,910 $ 11,058 $ 852 Specialty Deposits (included in total deposits) $ 3,164 $ 2,422 $ 742 In Millions 10

Deposit Details - QTR 3Q23 2Q23 QTR Change Noninterest-bearing demand accounts $ 3,852 $ 3,881 $ (29) Interest-bearing demand accounts 2,750 2,629 121 Money market accounts 3,211 2,913 298 Savings accounts 626 665 (39) Certificates of deposit: Brokered 696 894 (198) Other 775 638 137 Total Deposits $ 11,910 $ 11,620 $ 290 Specialty Deposits (included in total deposits) $ 3,164 $ 2,861 $ 303 In Millions * * Total deposits excluding specialty and brokered CDs increased $185 million in 3Q23. 11

Deposits By Region Specialty Deposits $2,422 $2,861 $3,164 3Q22 2Q23 3Q23 In Millions Midwest* $5,221 $5,640 $5,627 3Q22 2Q23 3Q23 Southwest $1,827 $1,811 $1,802 3Q22 2Q23 3Q23 West* $1,588 $1,308 $1,317 3Q22 2Q23 3Q23 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances 12

Specialty Deposits 35.6%26.2% 19.6% 18.6% Community Associations $1.1 billion in deposit accounts specifically designed to serve the needs of community associations. Property Management $829 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $620 million in deposits. Growing product line providing independent escrow services. Trust Services $75 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $3.2 billion represent 27% of total deposits. Includes high composition of noninterest- bearing deposits with a low cost of funds. Other $589 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Finance loans. 3Q22 4Q22 1Q23 2Q23 3Q23 Community Assoc Property Mgmt Third-Party Escrow Other $— $500 $1,000 In Millions 13

Core Funding Mix

ENTERPRISE Financial Services Corp

In Millions

3Q23

Commercial	Business Banking	Consumer	Specialty
$3,612	$1,254	$2,941	$3,164



30%
34%
35%
14%
4%
47%
33%
7%
3%
21%
29%
19%
21%
34%
58%
7%
DDA
NOW
MMA
SAV
CD 1 yr or less
CD > 1 yr

Net New/Closed Deposit Accounts

	COMMERCIAL	BUSINESS BANKING	CONSUMER	SPECIALTY
Average balance (*$ in thousands*)				
3Q23	$ 51,792	$ 35,842	$ 27,182	$ 228,800
2Q23	$ 52,313	$ 15,031	$ 687	$ 161,683
1Q23	$ 99,087	$ 41,931	$ 6,502	$ 106,043
4Q22	$ 104,743	$ 31,059	$ 48,646	$ 208,442
Number of accounts				
3Q23	96	(23)	996	1,229
2Q23	(54)	(110)	482	1,792
1Q23	(46)	(206)	188	1,190
4Q22	180	307	377	1,356

Total Portfolio Average Account Size & Cost of Funds

	COMMERCIAL	BUSINESS BANKING	CONSUMER	SPECIALTY
Average account size (*$ in thousands*)				
3Q23	$ 265	$ 66	$ 26	$ 140
Cost of funds				
3Q23[1]	1.85 %	0.89 %	1.50 %	1.17 %

Overview

- Estimated uninsured deposits of $3.4 billion, or 29% of total deposits[2]
- ~80% of commercial deposits utilize Treasury Management services
- ~90% of checking and savings accounts utilize online banking services
- ~60% of commercial deposits have a lending relationship
- ~ 138% of on- and off-balance sheet liquidity to estimated uninsured deposits

[1]*At September 30, 2023*

[2]*Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts.*

Note: Brokered deposits: 3Q23 $0.9 billion; 3.56% cost of funds

14

Earnings Per Share Trend - 3Q23 $1.29 $(0.03) $(0.04) $(0.05) $1.17 2Q23 Operating Revenue Provision for Credit Losses Noninterest Expense 3Q23 Change in EPS 15

$124.3 $138.8 $139.5 $140.7 $141.6 4.10% 4.66% 4.71% 4.49% 4.33% 2.20% 3.65% 4.52% 4.99% 5.26% Net Interest Income Net Interest Margin Avg Fed Funds Rate 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Income Trend In Millions 14% NII Growth 16

Net Interest Margin 5.10% 5.87% 6.33% 6.64% 6.80% 2.65% 2.91% 3.03% 3.06% 3.11% 4.47% 5.25% 5.69% 5.97% 6.12% Earning asset yield Securities yield Loan yield 3Q22 4Q22 1Q23 2Q23 3Q23 0.54% 0.94% 1.56% 2.26% 2.77% 0.31% 0.53% 0.92% 1.46% 1.84% 0.67% 1.07% 1.72% 2.40% 2.84% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 3Q22 4Q22 1Q23 2Q23 3Q23 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.49% 0.09% 0.01% 0.05% (0.03)% (0.28)% 4.33% 2Q23 Loans Securities Other Earning Asset Mix Funding Mix Cost of Funds 3Q23 Margin Bridge 17

2 9 (1) 12 26 3Q22 4Q22 1Q23 2Q23 3Q23 $86 $382 $275 $501 $104 42.5% 41.0% 42.4% 44.6% 41.0% Organic Loans Avg Line Draw % 3Q22 4Q22 1Q23 2Q23 3Q23 3Q23 2Q23 3Q22 NPLs/Loans 0.46% 0.15% 0.19% NPAs/Assets 0.40% 0.12% 0.14% ACL/NPLs 290.5% 877.1% 773.1% ACL/Loans** 1.47% 1.48% 1.67% Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses* $0.7 $2.1 $4.2 $6.3 $8.0 3Q22 4Q22 1Q23 2Q23 3Q23 In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. Credit Trends 18

$141.3 $7.7 $(6.9) $142.1 ACL 2Q23 Portfolio Changes Net Charge-offs ACL 3Q23 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 3Q23 In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,449 $ 62 1.39 % Commercial real estate 4,794 58 1.21 % Construction real estate 724 11 1.52 % Residential real estate 376 7 1.86 % Other 274 4 1.46 % Total $ 10,617 $ 142 1.34 % Reserves on sponsor finance, which is included in the categories above, represented $21.7 million. Total ACL percentage of loans excluding government guaranteed loans was 1.47%. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index 19

Noninterest Income Trend Other Noninterest Income DetailNoninterest Income In Millions $9.5 $16.9 $16.9 $14.3 $12.1 $3.0 $5.3 $6.1 $5.1 $5.4 $(3.6) $2.4 $1.8 $0.4 $(2.7) $5.0 $4.5 $4.1 $3.9 $4.2 $2.7 $2.3 $2.3 $2.4 $2.6 $2.4 $2.4 $2.5 $2.5 $2.6 7.1% 10.8% 10.8% 9.2% 7.9% Other Tax Credit Income Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 3Q22 4Q22 1Q23 2Q23 3Q23 $3.0 $5.3 $6.1 $5.1 $5.4 $1.2 $0.9 $1.7 $1.2 $1.8 $0.6 $0.2 $0.5 $0.4 $0.7$0.8 $0.8 $0.8 $0.8 $0.8 $0.2 $0.2 $0.3 $0.2 $0.1 $0.2 $2.8 $0.6 $2.1 $0.3 $0.4 $1.7 $0.4 $0.2 $0.5 $1.5 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA loan sales Mortgage 3Q22 4Q22 1Q23 2Q23 3Q23 20

Noninterest Expense Trend Other Noninterest Expense DetailNoninterest Expense In Millions $68.8 $77.1 $81.0 $86.0 $88.6 $19.6 $21.4 $21.7 $23.4 $22.7 $7.7 $13.3 $12.7 $17.0 $21.0 $4.5 $4.2 $4.1 $4.0 $4.2 $37.0 $38.2 $42.5 $41.6 $40.7 49.8% 48.1% 50.5% 54.0% 56.2% Other Deposit costs Occupancy Employee compensation and benefits Core efficiency ratio* 3Q22 4Q22 1Q23 2Q23 3Q23 $19.6 $21.4 $21.7 $23.4 $22.7 $9.4 $11.2 $10.7 $12.5 $11.4 $3.5 $3.6 $3.7 $3.7 $3.8$1.6 $2.8 $1.6 $1.6 $1.4$2.0 $1.6 $2.6 $2.6 $2.9 $1.8 $0.9 $1.9 $1.9 $2.1 $1.3 $1.3 $1.2 $1.1 $1.1 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 3Q22 4Q22 1Q23 2Q23 3Q23 21

Capital Tangible Common Equity/Tangible Assets* 7.86% 8.43% 8.81% 8.65% 8.51% Tangible Common Equity/Tangible Assets 3Q22 4Q22 1Q23 2Q23 3Q23 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.2% 14.2% 14.3% 14.1% 14.1% 6.5% 11.0% 11.1% 11.2% 11.1% 11.2% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 3Q22 4Q22 1Q23 2Q23 3Q23** 8.0% 12.6% 12.6% 12.6% 12.5% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $26.62 $28.67 $30.55 $31.23 $31.06 $0.23 $0.24 $0.25 $0.25 $0.25 TBV/Share Dividends per Share 3Q22 4Q22 1Q23 2Q23 3Q23 12.6% 22

Appendix

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 13% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 31% Corporate debt securities 6% U.S. Treasury bills 8% TOTAL $2.2 Billion • Effective duration of 5.6 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $270 million • 3.11% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 3Q22 4Q22 1Q23 2Q23 3Q23 $— $600 $1,200 $1,800 $(320) $(160) $— $160 In Millions $123.2 $158.8 $101.3 $74.6 $53.9 3.68% 5.22% 4.79% 5.07% 5.60% Principal Cost Yield (TEQ) 3Q22 4Q22 1Q23 2Q23 3Q23 Investment Purchase Yield In Millions Investment Portfolio 24

EFSC Borrowing Capacity $4.1 $4.2 $4.3 $0.8 $0.8 $0.9 $2.7 $2.6 $2.5 $0.1 $0.1 $0.1 $0.5 $0.7 $0.8 37% 36% 36% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 1Q23 2Q23 3Q23 In Billions End of Period and Average Loans to Deposits 85% 90% 90% 91% 89% 83% 86% 90% 90% 88% End of period Loans/Deposits Avg Loans/Avg Deposits 3Q22 4Q22 1Q23 2Q23 3Q23 • $945 million available FHLB capacity • $2.5 billion available FRB capacity • $120 million in seven federal funds lines • $791 million unpledged investment securities • $371 million cash • $25 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.3 $0.3 $0.3 $0.3 $0.2 $0.3 $0.6 $0.9 $1.1 $1.3 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* In Billions Strong Liquidity Profile *Trailing 12 months ending September 30 of each year Liquidity 25

Office CRE (Non-owner Occupied) Total $483.6 Million Midwest 50.2% Southwest 29.6% West 14.9% Specialty 5.3% Office CRE Loans by Location Real Estate/ Rental/Leasing 85.8% Information 1.8% Health Care and Social Assistance 3.3% Professional Services 1.9% Wholesale Trade 1.8% Finance and Insurance 1.1% Other 4.3% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.30 10 $ 145.4 $ 14.5 $5-10 Million 5.00 14 90.9 6.5 $2-5 Million 5.17 42 128.2 3.1 < $2 Million 5.17 206 119.1 0.6 Total 5.17 272 $ 483.6 $ 1.8 Office CRE Loans by Size $ In Millions• Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $14.2 million unfunded commitments 26

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, core efficency ratio, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 27

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,611,880	$ 1,618,233	$ 1,592,820	$ 1,522,263	$ 1,446,218
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	13,425	14,544	15,680	16,919	18,217
Tangible common equity	$ 1,161,303	$ 1,166,537	$ 1,139,988	$ 1,068,192	$ 990,849
Less net unrealized losses on HTM portfolio, after tax of 25.2%	81,367	53,611	48,630	61,435	81,752
Tangible common equity adjusted for unrealized losses on HTM securities	$ 1,079,936	$ 1,112,926	$ 1,091,358	$ 1,006,757	$ 909,097
Common shares outstanding	$ 37,385	$ 37,359	$ 37,311	$ 37,253	$ 37,223
Tangible book value per share	$ 31.06	$ 31.23	$ 30.55	$ 28.67	$ 26.62
Total assets	$ 14,025,042	$ 13,871,154	$ 13,325,982	$ 13,054,172	$ 12,994,787
Less goodwill	365,164	365,164	$ 365,164	365,164	365,164
Less intangible assets	13,425	14,544	$ 15,680	16,919	18,217
Tangible assets	$ 13,646,453	$ 13,491,446	$ 12,945,138	$ 12,672,089	$ 12,611,406
Tangible common equity to tangible assets	8.51 %	8.65 %	8.81 %	8.43 %	7.86 %
Tangible common equity to tangible assets adjusted for unrealized losses on HTM securities	7.91 %	8.25 %	8.43 %	7.94 %	7.21 %
CET1 RATIO ADJUSTED FOR UNREALIZED LOSSES					
CET1 capital	$ 1,349,546				
Less unrealized losses on investment portfolio, after tax of 25.2%	257,157				
CET1 capital excluding unrealized losses on securities	$ 1,092,389				
Total risk-weighted assets	$ 12,056,740				
CET1 capital to risk-weighted assets	11.2 %				
CET1 capital excluding unrealized losses to risk-weighted assets	9.1 %				

28

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)					
Average shareholder's equity	$ 1,648,605	$ 1,621,337	$ 1,568,451	$ 1,490,592	$ 1,494,504
Less average preferred stock	71,988	71,988	71,988	71,988	71,988
Less average goodwill	365,164	365,164	365,164	365,164	365,164
Less average intangible assets	13,967	15,094	16,247	17,544	18,857
Average tangible common equity	$ 1,197,486	$ 1,169,091	$ 1,115,052	$ 1,035,896	$ 1,038,495
Net income available to common shareholders	$ 43,727	$ 48,190	$ 54,800	$ 59,064	$ 49,263
ROATCE	14.49 %	16.53 %	19.93 %	22.62 %	18.82 %

($ in thousands)	Quarter ended Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
CALCULATION OF PRE-PROVISION NET REVENUE					
Net interest income	$ 141,639	$ 140,692	$ 139,529	$ 138,835	$ 124,290
Noninterest income	12,085	14,290	16,898	16,873	9,454
Less gain on sale of investment securities	—	—	381	—	—
Less gain (loss) on sale of other real estate owned	—	97	90	—	(22)
Less noninterest expense	88,644	85,956	80,983	77,149	68,843
PPNR	$ 65,080	$ 68,929	$ 74,973	$ 78,559	$ 64,923
Average assets	$ 14,068,860	$ 13,671,985	$ 13,131,195	$ 12,986,568	$ 13,158,121
ROAA - GAAP net income	1.26 %	1.44 %	1.72 %	1.83 %	1.51 %
PPNR ROAA - PPNR	1.84 %	2.02 %	2.29 %	2.40 %	1.96 %

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Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 CORE EFFICIENCY RATIO Net interest income (GAAP) $ 141,639 $ 140,692 $ 139,529 $ 138,835 $ 124,290 Tax-equivalent adjustment 2,061 2,062 2,041 1,983 1,854 Net interest income - FTE (non-GAAP) 143,700 142,754 141,570 140,818 126,144 Noninterest income (GAAP) 12,085 14,290 16,898 16,873 9,454 Less gain on sale of investment securities — — 381 — — Less gain (loss) on sale of other real estate owned — 97 90 — (22) Core revenue (non-GAAP) 155,785 156,947 157,997 157,691 135,620 Noninterest expense (GAAP) 88,644 85,956 80,983 77,149 68,843 Less amortization on intangibles 1,118 1,136 1,239 1,299 1,310 Core noninterest expense (non-GAAP) 87,526 84,820 79,744 75,850 67,533 Core efficiency ratio (non-GAAP) 56.18% 54.04% 50.47% 48.10% 49.80 % Quarter ended ($ in thousands) Sep 30, 2023 CALCULATION OF ESTIMATED INSURED DEPOSITS Estimated uninsured deposits per Call Report $ 3,886,299 Collateralized/affiliate deposits (455,553) Accrued interest on deposits (6,231) Adjusted uninsured/uncollateralized deposits 3,424,515 Estimated insured/collateralized deposits 8,485,392 Total deposits $ 11,909,907 30